                                                                    EXHIBIT 10.3

                                   AGREEMENT

                                      AND

                                PLAN OF MERGER

                              AND REORGANIZATION


                                BY AND BETWEEN


                        ASSISTED LIVING CONCEPTS, INC.,
                             A NEVADA CORPORATION

                                      AND

                        HOME AND COMMUNITY CARE, INC.,
                             A NEVADA CORPORATION

                               TABLE OF CONTENTS
                               -----------------

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                                                                          ----
                                   ARTICLE I

                                 THE MERGER...............................  1
Section 1.1    The Merger.................................................  1
Section 1.2    Effective Time.............................................  1
Section 1.3    Effects of the Merger......................................  1
Section 1.4    Conversion of HCI Common Stock.............................  1
Section 1.5    ALC Common Stock...........................................  2
Section 1.6    Certificates of Incorporation..............................  2
Section 1.7    Bylaws.....................................................  2
Section 1.8    Board of Directors.........................................  3

                                   ARTICLE II

                   PAYMENT OF CASH UPON EXCHANGE OF SHARES................  3
Section 2.1    ALC to Make Cash Available.................................  3
Section 2.2    Exchange of Shares.........................................  3
Section 2.3    Earnout....................................................  4

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF HCI.................  5
Section 3.1    Corporate Organization.....................................  5
Section 3.2    Capitalization.............................................  6
Section 3.3    Authority; No Violation....................................  7
Section 3.4    Consents and Approvals.....................................  7
Section 3.5    Vote or Consent Required...................................  8
Section 3.6    Financial Statements; Undisclosed Liabilities..............  8
Section 3.7    Broker's Fees..............................................  8
Section 3.8    Absence of Certain Changes or Events.......................  8
Section 3.9    Legal Proceedings..........................................  9
Section 3.10   Taxes and Tax Returns...................................... 10
Section 3.11   Employees.................................................. 10
Section 3.12   Compliance with Applicable Law............................. 11
Section 3.13   Certain Contracts.......................................... 12
Section 3.14   Environmental Liability.................................... 12
Section 3.15   Properties................................................. 12

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF ALC................. 13
Section 4.1    Corporate Organization..................................... 13
Section 4.2    Newco Capitalization....................................... 13
Section 4.3    Authority; No Violation.................................... 13
Section 4.4    Consents and Approvals..................................... 14

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                                                                          ----
Section 4.5    Vote or Consent Required................................... 15
Section 4.6    Opinion of Financial Advisor............................... 15

                                   ARTICLE V

                  COVENANTS RELATING TO CONDUCT OF BUSINESS............... 15
Section 5.1    Conduct of Businesses Prior to the Effective Time.......... 15
Section 5.2    Forbearances............................................... 15

                                   ARTICLE VI

                            ADDITIONAL AGREEMENTS......................... 17
Section 6.1    Cooperation as to Regulatory Matters....................... 17
Section 6.2    Access to Information...................................... 18
Section 6.3    Stockholders' Approvals.................................... 18
Section 6.4    Legal Conditions to Merger................................. 18
Section 6.5    Indemnification; Directors' and Officers' Insurance........ 19
Section 6.6    Additional Agreements...................................... 19
Section 6.7    Advise of Changes.......................................... 19
Section 6.8    Qualified Sites and Identified Sites....................... 20
Section 6.9    Formation of Newco......................................... 20
Section 6.10   No Solicitation of Alternate Transaction................... 20
Section 6.11   Bring-Down of Representation and Warranties................ 20
Section 6.12   Guarantee of HCI Obligations............................... 21

                                  ARTICLE VII

                            CONDITIONS PRECEDENT.......................... 21
Section 7.1    Conditions to Each Party's Obligation To Effect the Merger. 21
Section 7.2    Conditions to Obligations of ALC........................... 22
Section 7.3    Conditions to Obligations of HCI........................... 22

                                  ARTICLE VIII

                          TERMINATION AND AMENDMENT....................... 23
Section 8.1    Termination................................................ 23
Section 8.2    Effect of Termination...................................... 24
Section 8.3    Amendment.................................................. 24
Section 8.4    Extension; Waiver.......................................... 24

                                   ARTICLE IX

                             GENERAL PROVISIONS........................... 25
Section 9.1    Closing.................................................... 25
Section 9.2    Nonsurvival of Representations, Warranties and Agreements.. 25

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Section 9.3    Expenses................................................... 25
Section 9.4    Notices.................................................... 25
Section 9.5    Interpretation............................................. 26
Section 9.6    Counterparts............................................... 26
Section 9.7    Entire Agreement........................................... 26
Section 9.8    Governing Law.............................................. 26
Section 9.9    Severability............................................... 26
Section 9.10   Publicity.................................................. 26
Section 9.11   Assignment; Third Party Beneficiaries...................... 27
Section 9.12   Enforcement of the Agreement............................... 27

                                   EXHIBITS

A    Form of Articles of Merger
B    Form of Exchange Certificate
C    Disclosure Schedule of Home and Community Care, Inc.

                         AGREEMENT AND PLAN OF MERGER

          THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, dated as of October 4, 1997 (this "Agreement"), is by and between Assisted Living Concepts,
                       ---------
Inc., a Nevada corporation ("ALC"), and Home and Community Care, Inc., a Nevada
                             ---
corporation ("HCI").
              ---

          WHEREAS, the Boards of Directors of ALC and HCI have determined that it is in the best interests of their respective companies and their stockholders to effect the acquisition of HCI, subject to the terms and conditions set forth in this Agreement;

          WHEREAS, in furtherance of such acquisition, the Boards of Directors of ALC and HCI have approved the merger of a newly formed, wholly owned subsidiary of ALC incorporated in the State of Nevada ("Newco") with and into
                                                        -----
HCI (the "Merger"), in accordance with the Nevada Revised Statutes (the "NRS"),
          ------                                                         ---
pursuant to which HCI will be the surviving corporation in the Merger;

          WHEREAS, ALC and HCI desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, ALC and HCI agree as follows:


                                   ARTICLE I

                                  THE MERGER

          Section 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, in accordance with the NRS at the Effective Time (as defined in Section 1.2 hereof), Newco shall merge with and into HCI. HCI shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation")
                                                         ---------------------
in the Merger, and shall continue its corporate existence under the laws of the State of Nevada. The name of the Surviving Corporation shall be Home and Community Care, Inc. Upon consummation of the Merger, the separate corporate existence of Newco shall terminate.

          Section 1.2 Effective Time. The Merger shall become effective as set forth in the Articles of Merger, substantially in the form of Exhibit A hereto (the "Articles of Merger"), which shall be filed with the Secretary of State of
      ------------------
the State of Nevada (the "Nevada Secretary") on the Closing Date (as defined in
                          ----------------
Section 9.1 hereof).  The term "Effective Time" shall be the date when the
                                --------------
Merger becomes effective, as set forth in the Articles of Merger.

          Section 1.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the NRS and this Agreement.

          Section 1.4 Conversion of HCI Common Stock. At the Effective Time, subject to Section 2.2(d) hereof, by virtue of the Merger and without any action on the part of ALC, Newco, HCI or the holder of any of the following securities:

          (a)  Each share of Common Stock, $.001 par value, of HCI ("HCI Common
                                                                     ----------
Stock") issued and outstanding immediately prior to the Effective Time (other
-----
than shares of HCI

Common Stock held (x) in HCI's treasury, (y) directly or indirectly by ALC or any Subsidiaries (as defined in Section 3.1(a) hereof) of HCI or ALC or (z) by any holder who becomes entitled to the payment of the fair value for his shares of HCI Common Stock under NRS 92A.300 through 92A.500, inclusive (the "Dissenters' Rights Statues") if the NRS provides for such payment in connection
---------------------------
with the Merger ("Dissenting Shares")), shall be converted into the right to
                  -----------------
receive $1.00 in cash, such cash to be paid from the Cash Fund (as defined in
Section 2.1(a) hereof) at or prior to the later of (i) the Effective Time or
(ii) the closing date of a public offering of securities by ALC resulting in gross proceeds of at least $25 million, but in no event later than December 31, 1997 (payable in certified or ALC company check) (the "Merger Consideration").
                                                       --------------------

          (b) All of the shares of HCI Common Stock converted into cash pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate (each a "Certificate") previously representing any such
                              -----------
shares of HCI Common Stock (other than Certificates representing shares of HCI Common Stock held (x) in HCI's treasury, (y) directly or indirectly by ALC or any Subsidiaries of HCI or ALC or (z) by holders of Dissenting Shares) shall thereafter represent the right to receive the Merger Consideration with respect to the number of shares of HCI Common Stock represented by such Certificate.

          (c) At the Effective Time, all shares of HCI Common Stock that are owned by HCI as treasury stock and all shares of HCI Common Stock that are owned directly or indirectly by ALC, Newco or HCI or any of their respective Subsidiaries shall be cancelled and shall cease to exist and no stock of ALC or other consideration shall be delivered in exchange therefor.

          (d)  Each share of common stock, $.01 par value, of Newco ("Newco
                                                                      -----
Common Stock") issued and outstanding immediately prior to the Effective Time
------------
shall be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

          (e) At the Effective Time, the holders of Dissenting Shares, if any, shall be entitled to payment for such Dissenting Shares only to the extent permitted by and in accordance with the provisions of the Dissenters' Rights Statutes; provided, however, that if, in accordance with such Dissenters' Rights Statutes, any holder of Dissenting Shares shall forfeit such right to payment of the fair value of such Dissenting Shares, such Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration in accordance with Section 1.4(a) hereof.

          Section 1.5 ALC Common Stock. At and after the Effective Time, each share of Common Stock, $.01 par value, of ALC (the "ALC Common Stock") issued
                                                    ----------------
and outstanding immediately prior to the Effective Time shall remain an issued and outstanding share of ALC Common Stock and shall not be affected by the Merger.

          Section 1.6 Certificates of Incorporation. At the Effective Time, the Articles of Incorporation of HCI, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law.

          Section 1.7 Bylaws. At the Effective Time, the Bylaws of HCI, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law.

          Section 1.8 Board of Directors. At the Effective Time, the Board of Directors of Newco, as in effect immediately prior to the Effective Time, shall be the Board of Directors of the Surviving Corporation until their resignation or removal or until their successors have been duly elected.

                                  ARTICLE II

                    PAYMENT OF CASH UPON EXCHANGE OF SHARES

          Section 2.1  ALC to Make Cash Available.  At or prior to the later of
(a) the Effective Time or (b) the closing date of a public offering of securities by ALC resulting in gross proceeds of at least $25 million, but in no event later than December 31, 1997, ALC shall deposit, or shall cause to be deposited, with a third party mutually agreed upon by HCI and ALC (the "Exchange
                                                                        --------
Agent"), for the benefit of the holders of Certificates, for exchange in
-----
accordance with this Article II, cash representing the aggregate Merger Consideration to be paid to holders of HCI Common Stock pursuant to Section 1.4 hereof and paid pursuant to Section 2.2(a) hereof (the "Cash Fund").
                                                        ---------


          Section 2.2  Exchange of Shares.

               (a) As soon as practicable after the Effective Time, and in no event later than ten business days thereafter, the Exchange Agent shall mail to each holder of record of a Certificate or Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent), an Exchange Certificate (as defined below) and instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration with respect to the number of shares of HCI Common Stock represented by such Certificates. The Exchange Agent shall obtain an express representation (the "Exchange Certificate") from each holder of a Certificate or Certificates that the respective Certificates are delivered to the Exchange Agent free and clear of all liens and that no liens or security interests exist which continue to encumber the Certificates upon surrender of the Certificates to the Exchange Agent. A form of the Exchange Certificate is attached as Exhibit B. Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, and a completed and signed Exchange Certificate, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration with respect to the number of shares of HCI Common Stock represented by such Certificates. No interest will be paid or accrued on the Merger Consideration.

               (b) If any cash is to be paid to a person or entity having a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the payment of such cash that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such cash shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the payment of cash to a person or entity having a name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

               (c) All Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of HCI Common Stock theretofore represented by such Certificates

(subject, however, to the obligation to pay a $2.50 per share distribution that has been or will be effected by HCI and payable in the form of cash, cancellation of indebtedness (including interest thereon) or issuance of indebtedness). At or after the Effective Time, there shall be no transfers on the stock transfer books of HCI of the shares of HCI Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for Merger Consideration as provided in this Article II.

               (d) Any portion of the Cash Fund that remains unclaimed by the stockholders of HCI for twelve months after the Effective Time shall be paid to ALC. Any stockholders of HCI who have not theretofore complied with this
Article II shall thereafter look only to ALC for payment of the Merger Consideration with respect to such stockholders' shares of HCI Common Stock pursuant to this Agreement, without any interest thereon. Notwithstanding anything to the contrary contained herein, none of ALC, Newco, HCI, the Exchange Agent or any other person shall be liable to any former holder of shares of HCI Common Stock for any amount properly delivered to any public official pursuant to applicable abandoned property, escheat or similar laws.

               (e) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by ALC, the posting by such person of a bond in such amount as ALC may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

               (f) ALC or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of HCI Common Stock such amounts as ALC or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by ALC or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares in respect of which such deduction and withholding was made.

          Section 2.3  Earnout.

               (a) In addition to the Merger Consideration provided to holders of HCI Common Stock, following the Effective Time, each former stockholder of HCI that had shares of HCI Common Stock exchanged for Merger Consideration (other than holders of Dissenting Shares) pursuant to Section 2.2 hereof (the "Former HCI Stockholders") shall also be entitled to certain Earnout Payments
 -----------------------
(as defined below), if any, in accordance with the provisions of this Section
2.3.

               (b) Subject to paragraph (c) below, within 10 business days following the earlier of (i) the last day of ALC's fiscal quarter during which either (x) a permanent certificate of occupancy has been obtained, (y) a temporary certificate of occupancy and a license to operate a facility have been obtained or (z) a sale/leaseback transaction has been closed with respect to an Identified Site (as defined in Section 6.8 hereof), and (ii) two years following the Effective Time with respect to any Identified Sites for which none of (x),
(y) or (z) of the foregoing clause of this sentence have occurred, ALC shall provide an Earnout Payment, together with a notice setting forth the calculation of such Earnout Payment certified by the Chief Financial Officer or Controller of ALC (the "Earnout Payment Notice"), to each Former HCI Stockholder for each
             ----------------------
"unit" at an assisted living facility that (I) is located on (or within 15 miles of) such Identified Site referred to in clause (i) of this sentence or
(II) ALC intends to develop on (or within 15 miles of) such Identified Site referred to in clause (ii) of this sentence; it being understood that if more than one assisted living facility is located on (or within 15 miles of) an Identified Site, then Earnout Payments shall be provided by ALC with respect to all such assisted living facilities on (or within 15 miles of) such Identified Site. For purposes of this Agreement, an "Earnout Payment" shall be payable in
                                           ---------------
certified or ALC company check and shall equal (A) $7,500 multiplied by (B) the number of "units" located on or to be developed on (or within 15 miles of) such Identified Site divided by (B) 4,857,500, for each share of HCI Common Stock held by such Former HCI Stockholder immediately prior to the Effective Time.
ALC shall mail the Earnout Payment, together with the Earnout Payment Notice, to the address indicated by the respective Former HCI Stockholder on the Exchange Certificate submitted to the Exchange Agent in compliance with Section 2.2(a) hereof.

               (c) ALC shall be obligated to provide Earnout Payments with respect to each and every assisted living facility that meets the criteria of paragraph (b) of this Section 2.3, not to exceed 39 of such facilities in the aggregate.

               (d) Any portion of the Earnout Payment that remains unclaimed by a Former HCI Stockholder for twelve months after the date of the mailing of the Earnout Payment Notice shall be deemed abandoned and shall revert to ALC. Thereafter, such Former HCI Stockholder shall have no claim or interest in the abandoned Earnout Payment. Notwithstanding anything to the contrary contained herein, none of ALC, Newco, HCI, the Exchange Agent or any other person shall be liable to any Former HCI Stockholder for any property delivered to any public official pursuant to applicable abandoned property, escheat or similar laws.



                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF HCI

          HCI hereby represents and warrants to ALC as follows:

          Section 3.1  Corporate Organization.

               (a) HCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. HCI has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except for such failures to be so qualified which, individually or in the aggregate, would not have or reasonably be expected to have a Material Adverse Effect (as defined below) on HCI. As used in this Agreement, the term "Material Adverse Effect" means, with respect
                             -----------------------
to ALC, HCI or the Surviving Corporation, as the case may be, a material adverse effect on the business, results of operations or financial condition of such party and its Subsidiaries (but only to the extent of such party's interest therein) taken as a whole or a material adverse effect on such party's ability to consummate the Merger and the transactions contemplated thereby; provided, however, that in determining whether a Material Adverse Effect has occurred there shall be excluded any effect on the referenced party of any action or omission of HCI or ALC or any Subsidiary of either of them taken with the prior written consent of ALC or HCI, as applicable, in contemplation of the Merger.
As used in this Agreement, the word

"Subsidiary" when used with respect to any party means any corporation,
 ----------
partnership, limited liability company or other organization, whether incorporated or unincorporated, any equity interests of which are owned by such party or by a Subsidiary of such party, or which is consolidated with such party for financial reporting purposes. The copies of the Articles of Incorporation and Bylaws of HCI which have previously been made available to ALC, are true, complete and correct copies of such documents as in effect as of the date of this Agreement.

               (b) Each Subsidiary of HCI is a corporation, duly incorporated and validly existing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as now being conducted. Each Subsidiary of HCI is duly qualified to do business and in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except for such failures to be so qualified which, individually or in the aggregate, would not have or reasonably be expected to have a Material Adverse Effect on HCI.

          Section 3.2  Capitalization.

               (a) The authorized capital stock of HCI consists of 40,000,000 shares of HCI Common Stock. As of the date of this Agreement, there were 4,857,500 shares of HCI Common Stock outstanding (2,857,500 shares of which are shares of voting common stock (the "HCI Voting Common Stock") and 2,000,000
                                    -----------------------
shares of which are shares of non-voting common stock (the "HCI Non-Voting
                                                            --------------
Common Stock")), and no shares of HCI Common Stock held in HCI's treasury and,
------------
except for such shares, there were no other shares of HCI capital stock outstanding. All of the issued and outstanding shares of HCI Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, HCI does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of HCI Common Stock or any other equity securities of HCI or any securities representing the right to purchase or otherwise receive any shares of HCI Common Stock or any other equity securities of HCI, or requiring HCI to repurchase, redeem or otherwise acquire any shares of its capital stock or any capital stock, voting securities or ownership interests in any Subsidiary of HCI. There are no bonds, debentures, notes or other indebtedness of HCI having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of HCI may vote.

               (b) Pacesetter Home Care Group, Inc., a Nevada corporation ("Pacesetter"), Pacesetter Hospice, Inc., a Nevada corporation, Pacesetter Prime
------------
Home Care, Inc., a Nevada corporation, and Pacesetter Home Health, Inc., a Nevada corporation ("Home Health"), are all of HCI's Subsidiaries, and HCI owns,
                     -----------
directly or indirectly, 100% of the issued and outstanding shares of capital stock, voting securities or other ownership interests of each of HCI's Subsidiaries, free and clear of any liens, charges, encumbrances, adverse rights or claims and security interests whatsoever ("Liens"), and all of such shares
                                              -----
are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. None of HCI's Subsidiaries has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, issuance, repurchase, redemption or other acquisition of any shares of capital stock, voting securities or other ownership interests of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock, voting securities or other ownership interests of such Subsidiary. At the Effective Time, there will not be any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character by which

HCI or any of its Subsidiaries will be bound calling for the purchase or issuance of any shares of the capital stock, voting securities or other ownership interests of HCI or any of its Subsidiaries.

          Section 3.3  Authority; No Violation.

               (a) HCI has full corporate power and authority to execute and deliver this Agreement and the other documents contemplated to be executed and delivered by HCI in connection with the transactions contemplated hereby (this Agreement, together with such other documents, collectively, the "HCI
                                                                  ---
Documents"), and to consummate the transactions contemplated hereby and thereby.
----------
The execution and delivery of each of the HCI Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Directors of HCI. The Board of Directors of HCI has directed that the Articles of Merger and the transactions contemplated hereby be submitted to HCI's stockholders for approval at a meeting or by written consent of such stockholders and, except for the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of HCI Voting Common Stock, no other corporate proceedings on the part of HCI are necessary to approve the HCI Documents and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and prior to the Effective Time, each other HCI Document will have been, duly and validly executed and delivered by HCI and (assuming due authorization, execution and delivery by ALC) this Agreement constitutes, and each other HCI Document will constitute, a valid and binding obligation of HCI, enforceable against HCI in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

               (b) Neither the execution and delivery of the HCI Documents by HCI nor the consummation by HCI of the transactions contemplated hereby and thereby, nor compliance by HCI with any of the terms or provisions hereof or thereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of HCI or any of the similar governing documents of any of its Subsidiaries or (ii) assuming that the consents and approvals referred to in
Section 3.4 hereof are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to HCI or any of its Subsidiaries or any of their respective properties or assets, or
(y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of HCI or any of its Subsidiaries under, any of the terms, conditions or provisions of any HCI Contract (as defined in Section 3.13(a) hereof) or any loan or credit agreement, note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which HCI or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (ii) above) for such violations, conflicts, breaches or defaults which, individually or in the aggregate, will not have and would not reasonably be expected to have a Material Adverse Effect on HCI.

          Section 3.4 Consents and Approvals. Except for (i) the filing of the Articles of Merger with the Nevada Secretary pursuant to NRS 92A.200, (ii) the adoption of the Articles of Merger by the requisite vote of the holders of HCI Voting Common Stock and the stockholder of Newco, (iii) the filing of the Articles of Incorporation of Newco with the Nevada Secretary, and (iv) consents and approvals, the failure of which to obtain will not have and would not be reasonably expected to have a Material Adverse Effect on HCI, no consents or approvals of, or filings or registrations with, any court, administrative agency or commission or other governmental authority or instrumentality (each a

"Governmental Entity") or with any third party are necessary in connection with
 -------------------
(A) the execution and delivery by HCI of the HCI Documents and (B) the consummation by HCI of the Merger and the other transactions contemplated hereby and thereby.

          Section 3.5 Vote or Consent Required. The affirmative vote or consent of at least a majority of the outstanding shares of HCI Voting Common Stock is the only vote or consent of the holders of any class or series of HCI's capital stock necessary (under applicable law or otherwise) to approve this Agreement, the Merger and the transactions contemplated hereby and thereby.

          Section 3.6 Financial Statements; Undisclosed Liabilities. The financial statements of Pacesetter Home Care Group, Inc., HCI's predecessor, for the year ended December 31, 1996 and the consolidated financial statements of HCI for the period ended June 30, 1997, each of which have previously been provided to ALC, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except that the unaudited statements exclude
                        ----
footnotes) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP, the consolidated financial position of HCI (or its predecessor) as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except (i) as disclosed in Section 3.6 of the disclosure schedule of HCI delivered to ALC concurrently herewith (the "HCI Disclosure Schedule"), (ii) for those
                            -----------------------
liabilities that are fully reflected or reserved against on the consolidated balance sheet of HCI included in its financial statements for the period ended June 30, 1997, and (iii) for liabilities incurred in the ordinary course of business consistent with past practice since June 30, 1997, neither HCI nor any of its Subsidiaries has incurred any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) that, either alone or when combined with all other liabilities incurred since June 30, 1997, has had, or would reasonably be expected to have, a Material Adverse Effect on HCI. On September 30, 1997, the outstanding indebtedness of HCI and its Subsidiaries did not exceed $5.7 million. The books and records of HCI and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions.

          Section 3.7 Broker's Fees. None of HCI, any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by the HCI Documents.

          Section 3.8  Absence of Certain Changes or Events.

               (a) Except as disclosed in Section 3.8 of the HCI Disclosure Schedule and except as set forth in Section 3.9(d) hereof, since June 30, 1997, no event (including, without limitation, any earthquake or other act of God) has occurred which, either alone or combined with all other events occurring since June 30, 1997, would reasonably be expected to have a Material Adverse Effect on HCI.

               (b) Since June 30, 1997, HCI and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course of business, and neither HCI nor any of its Subsidiaries has (i) except for normal increases in the ordinary course of business consistent with past practice and except as required by applicable law, increased the wages, salaries, compensation, pension or other fringe benefits or perquisites payable to any executive officer or director, or granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay, or paid any bonus, in each case to any such executive officer or director, other than pursuant to preexisting agreements or arrangements, (ii) made any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of HCI's capital stock (except for a $2.50 per share distribution that has been or will be effected by HCI and payable in the form of cash, cancellation of indebtedness (including interest thereon) or issuance of indebtedness), (iii) effected any split, combination or reclassification of any of HCI's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its capital stock or any issuance of an ownership interest in any Subsidiary of HCI, (iv) made any change in accounting methods, principles or practices by HCI or any Subsidiary of HCI, except as may be required by a change in GAAP or (v) suffered any strike, work stoppage, slow-down or other labor disturbance.

          Section 3.9  Legal Proceedings.

               (a) Except as provided in Section 3.9(d) hereof, none of HCI nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of HCI's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against HCI or any of its Subsidiaries or challenging the validity or propriety of the transactions contemplated by the HCI Documents.

               (b) There is no injunction or governmental order, judgment or similar decree applicable to HCI or any of its Subsidiaries which imposes any restrictions on HCI or any of its Subsidiaries.

               (c) Except as provided in Section 3.9(d) hereof, HCI and its Subsidiaries and the home health agencies and hospice services that they operate have, and are in compliance (without any defaults) with all permits, authorizations, licenses, certifications and approvals they need to conduct the businesses in which they are engaged and to be paid for the services they provide, including Medicare and Medicaid provider certification, except where the failure to be in such compliance would not have or reasonably be expected to have a Material Adverse Effect on HCI. Except as provided in Section 3.9(d) hereof, there are no pending or, to the knowledge of HCI, threatened proceedings, actions or governmental or regulatory investigations of any nature (including without limitation regulatory actions by the Health Care Financing Administration ("HCFA")) that restrict, limit or terminate the permits,
                 ----
authorizations, licenses, certifications and approvals referred to in the foregoing sentence, except for such proceedings, actions or investigations that would not have or reasonably be expected to have a Material Adverse Effect on HCI.

               (d) On September 17, 1997, Home Health received a 23-day notice of termination, pursuant to HCFA State Operations Manual (S) 3010(B), (the "September Notice") to the effect that HCFA would terminate the status of Home
-----------------
Health's main office in Forth Worth, Texas (the "Fort Worth Office") on October
                                                 -----------------
6, 1997 if by September 26, 1997 Home Health did not submit to HCFA a satisfactory "Plan of Correction" addressing certain noted deficiencies. Home Health delivered to HCFA a plan of correction on September 26, 1997, and at that time, Home Health was verbally informed by HCFA staff that such plan of correction appropriately responded to HCFA's concerns and that HCFA no longer considered Home Health's license to operate its Forth Worth Office to be scheduled for termination on October 6, 1997. As of the date of this Agreement, neither HCI nor Home Health have received any written confirmation from HCFA which indicates that the Fort Worth Office's license is no longer subject to termination as a consequence of the September Notice.

          Section 3.10  Taxes and Tax Returns.

               (a) HCI and each of its Subsidiaries has timely filed or caused to be filed, and has heretofore furnished to ALC true and complete copies of, any returns, declarations, reports, estimates, information returns and statements required to be filed under federal, state, local or any foreign tax laws ("Tax Returns") with respect to HCI or any of its Subsidiaries, except
       -----------
where the failure to file timely such Tax Returns would not, individually or in the aggregate, have and would not reasonably be expected to have a Material Adverse Effect on HCI. All Taxes due, whether or not shown to be due on such Tax Returns, have been paid or adequate reserves have been established for the payment of such Taxes, except where the failure to pay or establish adequate reserves would not, individually or in the aggregate, have and would not reasonably be expected to have a Material Adverse Effect on HCI. No material (i) audit or examination of any Tax Return with respect to HCI or any of its Subsidiaries is currently in progress or has been conducted and neither HCI nor any of its Subsidiaries has received notice of any proposed audit or examination, (ii) deficiencies for any taxes have been proposed, asserted or assessed or (iii) refund litigation with respect to any Tax Return is pending. All material Tax Returns filed by HCI and each of its Subsidiaries are complete and accurate in all material respects.

               (b)  For purposes of this Agreement, "Taxes" shall mean all
                                                     -----
taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

          Section 3.11  Employees.

               (a) Section 3.11(a) of the HCI Disclosure Schedule lists each Employee Benefit Plan and Benefit Arrangement covering employees or former employees of HCI or its Subsidiaries. HCI has delivered to ALC copies of written documents comprising such Employee Benefit Plans and Benefit Arrangements.

               (b)  Except as set forth in Section 3.11(b) of the HCI Disclosure
Schedule:

                    (i) Neither HCI nor any of its ERISA Affiliates sponsors or has previously sponsored, maintained, contributed to or incurred an obligation to contribute to any Employee Benefit Plan regulated under Title IV of ERISA, including any Multiemployer Plan.

                    (ii) Neither HCI nor any of its ERISA Affiliates sponsors or has previously sponsored, maintained, contributed to or incurred an obligation to contribute to any Employee Benefit Plan that provides or will provide benefits described in Section 3(1) of ERISA to any former employee or retiree of HCI or any ERISA Affiliate of any of them, except as required under
Part 6 of Title I or ERISA and Section 4980B of the Code.

                    (iii) In all material respects, all Employee Benefit Plans and Benefit Arrangements covering employees or former employees of HCI or its Subsidiaries comply with ERISA and the Code.

                    (iv) To the best knowledge of HCI, none of the Employee Benefit Plans covering employees or former employees of HCI or its Subsidiaries has engaged in or been a party to a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA, respectively.

                    (v) No employee or former employee of HCI or its Subsidiaries shall accrue or receive additional benefits, service or accelerated rights to payment of benefits under any Employee Benefit Plan or Benefit Arrangement covering employees or former employees of HCI or its Subsidiaries or become entitled to severance, termination allowance or similar payments as a result of the transactions contemplated by this Agreement.

                    (vi) Each Employee Benefit Plan that covers or has covered employees or former employees of HCI or its Subsidiaries and is intended to qualify under Section 401(a) of the Code is the subject of a favorable determination letter from the Internal Revenue Service, a copy of which has been delivered to ALC.

                    (vii)  The following definitions apply to this Section 3.11:

          "Benefit Arrangement" means any material benefit arrangement that is
           -------------------
not an Employee Benefit Plan, including (i) each employment or consulting agreement, (ii) each arrangement providing insurance benefits, (iii) each incentive bonus or deferred bonus arrangement, (iv) each arrangement providing termination allowance, severance or similar benefits, (v) each equity compensation plan, and (vi) each deferred compensation plan.

          "Employee Benefit Plan" means any employee benefit plan, as defined in
           ---------------------
Section 3(3) of ERISA.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "ERISA Affiliate" of HCI means any other person that, together with
           ---------------
HCI as of the relevant measuring date under ERISA, was or is required to be treated as a single employer under Section 414 of the Code.

          "Multiemployer Plan" means a multiemployer plan, as defined in
           ------------------
Sections 3(37) and 4001(a)(3) of ERISA.

          Section 3.12 Compliance with Applicable Law. HCI and each of its Subsidiaries have complied with and are not in default in any material respect under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any Governmental Entity relating to HCI or any of its Subsidiaries, except where such noncompliance or default would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on HCI, and neither HCI nor any of its Subsidiaries knows of, or has received notice of, any noncompliance or default of any of the above which, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect on HCI.

          Section 3.13  Certain Contracts.

               (a) Except as set forth in Section 3.13(a) of the HCI Disclosure Schedule, neither HCI nor any of its Subsidiaries is a party to or is bound by any contract, arrangement, commitment or understanding (whether written or oral)
(i) which is a material to the conduct of HCI's business, (ii) which materially restricts the conduct of any line of business by HCI, (iii) evidencing or concerning any loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of HCI or any of its Subsidiaries is evidenced or (iv) with or to a labor union or guild (including any collective bargaining agreement). Each contract, arrangement, commitment or understanding of the type described in this Section 3.13(a), other than the HCI Documents, whether or not set forth in Section 3.13(a) of the HCI Disclosure Schedule, is referred to herein as a "HCI
                                                                    ---
Contract," and neither HCI nor any of its Subsidiaries knows of, or has received
--------
notice of, any violation of the above by any of the other parties thereto which, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect on HCI.

               (b) (i) Each HCI Contract is valid and binding and in full force and effect, (ii) HCI and each of its Subsidiaries has in all material respects performed all obligations required to be performed by it to date under each HCI Contract, and (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute a material default on the part of HCI or any of its Subsidiaries under any such HCI Contract, except, in each case, where such invalidity, failure to be binding, failure to so perform or default, individually or in the aggregate, would not have or reasonably be expected to have a Material Adverse Effect on HCI.

          Section 3.14 Environmental Liability. Except as disclosed in "phase one" environmental reports listed in Section 3.14 of the HCI Disclosure Schedule, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that reasonably could be expected to result in the imposition, on HCI or any of its Subsidiaries of any liabilities or obligations arising under common law standards relating to environmental protection, human health or safety, or under any local, state or federal environmental statute, regulation or ordinance, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (collectively, the "Environmental Laws"), pending or, to the knowledge of HCI, threatened, against
 ------------------
HCI or any of its Subsidiaries, which liabilities or obligations, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect on HCI. To the knowledge of HCI or any of its Subsidiaries, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that, individually or in the aggregate, would impose any liabilities or obligations that would have or would reasonably be expected to have a Material Adverse Effect on HCI.

          Section 3.15 Properties. Section 3.15 of the HCI Disclosure Schedule contains a complete and accurate list of all real property owned by HCI (the "Owned Real Property"). HCI has provided to ALC accurate and complete copies of
--------------------
title reports covering all Owned Real Property (the "Title Reports").  Section
                                                     -------------
3.15 of the HCI Disclosure Schedule also contains a complete and accurate list of all options to purchase ("Options to Purchase") or purchase and sale
                             -------------------
agreements ("Purchase Agreements") to which HCI is a party.  All such Purchase
             -------------------
Agreements are valid, binding and enforceable against HCI in accordance with their terms and are in full force and effect; no event of default has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default thereunder on the part of HCI. The zoning ordinances applicable to each Owned Real Property and, to the knowledge of HCI, each real property subject to a

Purchase Agreement are not inconsistent with the development, construction, use and operation of an assisted living facility. HCI has good and marketable fee simple title to all Owned Real Property, subject only to the following liens, claims and encumbrances: (i) materialmen's, mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of HCI's business for amounts not yet due or which are being contested in good faith by appropriate proceedings; (ii) liens for current taxes not yet due or any taxes being contested in good faith by appropriate proceedings; and (iii) any other liens, claims or encumbrances affecting title to the Owned Real Property which are set forth on the Title Reports.


                                  ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF ALC

          ALC hereby represents and warrants to HCI as follows:

          Section 4.1  Corporate Organization.

               (a) ALC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. ALC has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

               (b) On the Closing Date, Newco will be a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. On the Closing Date, Newco will have the corporate power and authority to effect the Merger and will be duly qualified in Nevada as may be necessary to effect the Merger. The copies of the Articles of Incorporation and Bylaws of Newco, which will be made available to HCI prior to the Closing Date, will be true, complete and correct copies of such documents as in effect on the Closing Date.

          Section 4.2 Newco Capitalization, Etc. As of the Closing Date, ALC will own directly 100% of the issued and outstanding shares of capital stock, voting securities or other ownership interests of Newco.

          Section 4.3  Authority; No Violation.

               (a) ALC has full corporate power and authority to execute and deliver this Agreement and the other documents contemplated to be executed and delivered by ALC in connection with the transactions contemplated hereby (this Agreement, together with such other documents, collectively, the "ALC
                                                                  ---
Documents") and to consummate the transactions contemplated hereby and thereby.
---------
The execution and delivery of each of the ALC Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Directors of ALC. No other corporate proceedings on the part of ALC are necessary to approve ALC Documents and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and prior to the Effective Time, each other ALC Document will have been, duly and validly executed and delivered by ALC and (assuming due authorization, execution and delivery by HCI) this Agreement constitutes, and each other ALC Document will constitute, a valid and binding obligation of ALC, enforceable against ALC in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

               (b) Neither the execution and delivery of ALC Documents by ALC nor the consummation by ALC of the transactions contemplated hereby and thereby, nor compliance by ALC with any of the terms or provisions hereof or thereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of ALC or any of the similar governing documents of any of its Subsidiaries or (ii) assuming that the consents and approvals referred to in Section 4.4 hereof are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to ALC or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of ALC or any of its Subsidiaries under, any of the terms, conditions or provisions of any material contract (as defined in Item 601(b)(10) of Regulation S-K of the Securities and Exchange Commission to which ALC or any of its Subsidiaries is a party, any contract which materially restricts the conduct of the business of ALC or any loan or credit agreement, note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which ALC or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (ii) above) for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have and would not reasonably be expected to have a Material Adverse Effect on ALC.

               (c) On the Closing Date, Newco will have full corporate power and authority to execute and deliver all documents to be executed and delivered by Newco on the Closing Date in connection with the Merger and the transactions contemplated thereby (the "Newco Documents"). The execution and delivery of
                           ---------------
each of the Newco Documents and the consummation of the transactions contemplated hereby and thereby will have been duly and validly approved by the Board of Directors of Newco and the stockholder of Newco. No other corporate proceedings on the part of Newco will be necessary to authorize the execution and delivery and performance of the Newco Documents and the consummation of the Merger. Prior to the Effective Time, each Newco Document will have been, duly and validly executed and delivered by Newco and (assuming due authorization, execution and delivery by the other parties to such documents) will constitute, a valid and binding obligation of Newco, enforceable against Newco in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

               (d) Neither the execution and delivery of Newco Documents by Newco nor the consummation by Newco of the transactions contemplated hereby and thereby, nor compliance by Newco with any of the terms or provisions hereof or thereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of Newco or (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Newco.

          Section 4.4 Consents and Approvals. Except for (i) the filing of the Articles of Merger with the Nevada Secretary pursuant to the NRS, (ii) the adoption of the Articles of Merger by the requisite vote of the stockholder of Newco, (iii) the filing of the Articles of Incorporation of Newco with the Nevada Secretary, and (iv) consents and approvals, the failure of which to obtain would not, individually or in the aggregate, have and would not be reasonably expected to have a Material Adverse Effect on ALC, no consents or approvals of, or filings or registrations with, any Governmental Entity or any third party are necessary in connection with (A) the execution and delivery by ALC of the ALC Documents, (B) the execution and delivery by Newco of the Newco Documents, and (C) the consummation by ALC and Newco of the Merger and the other transactions contemplated hereby and thereby.

          Section 4.5 Vote or Consent Required. No holders of outstanding shares of ALC Common Stock are required to vote or consent to the approval this Agreement, the Merger or the transactions contemplated hereby (under applicable law or otherwise). ALC, as the sole stockholder of Newco, will be required to consent to the approval of Merger and the transactions contemplated thereby (under applicable law or otherwise).

          Section 4.6 Opinion of Financial Advisor. ALC has received the opinion of McDonald & Company Securities, Inc., dated September 8, 1997, satisfactory to ALC, a signed version of which has been provided to HCI, to the effect that the consideration to be received by the holders of the HCI Common Stock under this Agreement is fair to ALC from a financial point of view.


                                   ARTICLE V

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

          Section 5.1 Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or as required by applicable law, HCI shall, and shall cause its Subsidiaries to, (i) conduct its business in the usual, regular and ordinary course consistent with past practice, (ii) use reasonable best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships and retain the services of its officers and key employees and (iii) take no action which would reasonably be expected to adversely affect or delay the ability of either HCI to obtain any approvals of any Governmental Entity required to consummate the transactions contemplated hereby or to perform its covenants and agreements under the HCI Documents. HCI agrees that HCI and its Subsidiaries will not incur indebtedness in excess of $6.0 million in the aggregate without the prior written consent of ALC, which consent shall not be unreasonably withheld, conditioned or delayed.

          Section 5.2 Forbearances. Except (i) for the acquisition of parcels of land where assisted living facilities can be developed that are subject to Options to Purchase as of the date of this Agreement (which acquisition(s) shall have been consented to in writing by ALC (which consent shall not be unreasonably withheld, conditioned or delayed)) or that are subject to Purchase Agreements as of the date of this Agreement, (ii) for the execution and delivery by HCI of Purchase Agreements with respect to additional parcels of land on which assisted living facilities can be developed (the execution and delivery of which shall have been consented to in writing by ALC (which consent shall not be unreasonably withheld, conditioned or delayed)), (iii) for the execution and delivery by HCI of Options to Purchase with respect to additional parcels of land on which assisted living facilities can be developed, and (iv) for the execution and delivery of the LTC Commitment (as defined in Section 7.1(e) hereof), during the period from the date of this Agreement to the Effective Time and, except as expressly contemplated or permitted by this Agreement or as required by applicable law, rule or regulation, HCI shall not and shall not permit any of its Subsidiaries to:

               (a) adjust, split, combine or reclassify any capital stock; make, declare or pay any dividend or make any other distribution on (other than a $2.50 per share distribution by HCI payable in the form of cash, cancellation of indebtedness (including interest thereon) or issuance of indebtedness), or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, voting securities or other ownership interests, or grant any stock appreciation rights or grant any individual, corporation or other entity any right to acquire any shares of its capital stock, voting securities or other ownership interests (except for the issuance of employee stock options and restricted stock consistent with past practices); or repurchase, redeem or otherwise acquire any shares of its capital stock or any capital stock, voting securities or ownership interests in any Subsidiary; or issue any additional shares of capital stock, voting securities or other ownership interests;

               (b) sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets to any individual, corporation or other entity other than a direct or indirect wholly owned Subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, in each case that is material to such party, except (i) in the ordinary course of business consistent with past practice, (ii) pursuant to contracts or agreements in force at the date of this Agreement in accordance with the terms of such contract or agreement as in effect on the date of this Agreement, (iii) pursuant to plans disclosed in writing prior to the execution of this Agreement to the other party or (iv) for the cancellation of approximately $5.0 million of indebtedness (plus interest thereon) owing under certain outstanding promissory notes issued by stockholders of HCI;

               (c) except for transactions in the ordinary course of business consistent with past practice, make any material acquisition or investment either by purchase of stock or securities, merger or consolidation, contributions to capital, property transfers, or purchases of any property or assets of any other individual, corporation or other entity other than a wholly owned Subsidiary thereof;

               (d) except for transactions in the ordinary course of business consistent with past practice, enter into or terminate any contract or agreement, or make any change in any of its leases or contracts, in each case that is material to such party, other than renewals of contracts and leases without materially adverse changes of terms thereof;

               (e) incur any liability for indebtedness, guarantee the obligations of others, indemnify others or, except in the ordinary course of business, incur any other liability;

               (f) increase in any material respect the compensation or fringe benefits of any of its employees or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees other than in the ordinary course of business consistent with past practice, or become a party to, amend or commit it itself to any material pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee or accelerate the vesting of any stock options or other stock-based compensation;

               (g) settle any claim, action or proceeding involving money damages which is material to HCI, except in the ordinary course of business consistent with past practice;

               (h) take any action that would prevent or impede the Merger from qualifying for the purchase method of accounting;

               (i) amend its Articles of Incorporation, Bylaws or similar governing documents in any case in a manner that would materially and adversely effect any party's ability to consummate the Merger or the economic benefits of the Merger to either party;

               (j) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

               (k) except for capital expenditures approved by LTC Development, Inc. (which approval shall not be unreasonably withheld), incur any capital expenditures in excess of $5,000 individually or $25,000 in the aggregate;

               (l) make any change in accounting methods, principles or practices, except as required by a change in GAAP; or

               (m) agree to, or make any commitment to, take any of the actions prohibited by this Section 5.2.

          For purposes of the provisions of this Section 5.2, the execution and delivery of Purchase Agreements with respect to assisted living facilities and the purchase of such facilities are not considered transactions in the ordinary course of business.


                                  ARTICLE VI

                             ADDITIONAL AGREEMENTS

          Section 6.1  Cooperation as to Regulatory Matters.

               (a) The parties hereto shall cooperate with each other and use reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including without limitation the Merger), to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Entities, and to defend any lawsuits or other legal proceedings challenging this Agreement and the transactions contemplated by this Agreement.

               (b) ALC and HCI shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, Newco, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of ALC, HCI, Newco or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

               (c) ALC and HCI shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent or approval is required for consummation of the transactions contemplated by this Agreement which causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval (as defined below) will not be obtained or that the receipt of any such approval will be materially delayed.

          Section 6.2  Access to Information.

               (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, HCI shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the other property access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records, and to its officers, employees, accountants, counsel and other representatives and, during such period, HCI shall, and shall cause its Subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents which HCI, as the case may be, is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as such other party may reasonable request. None of HCI nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

               (b) Neither HCI nor ALC shall disclose to any third party, other than its directors, officers, employees, accountants, attorneys, advisors or other representatives, information furnished by the other party or any of such party's Subsidiaries or representatives pursuant to Section 6.2(a) hereof, unless such information is otherwise publicly available.

          Section 6.3 Stockholders' Approvals. HCI shall either: (i) obtain written consent from holders of the requisite shares of HCI Voting Stock to effect the Merger or (ii) duly call, give notice of, convene and hold a meeting of its stockholders to be held, in each case, as soon as practicable following the date hereof for the purpose of obtaining the requisite stockholder approvals required in connection with this Agreement and the Merger. Subject to the provisions of the next sentence, HCI shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Board of Directors of HCI may fail to make such recommendation, or withdraw, modify or change any such recommendation in a manner adverse to the other party hereto, if such Board of Directors, after having consulted with and considered the advice of outside counsel, has reasonably determined in good faith that the making of such recommendation, or the failure to withdraw, modify or change its recommendation, would constitute a breach of the fiduciary duties of the members of such Board of Directors under applicable law.

          Section 6.4 Legal Conditions to Merger. Subject to the terms and conditions of this Agreement, each of ALC and HCI shall, and shall cause their respective Subsidiaries to use their reasonable best efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its Subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement and (ii) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by HCI or ALC or any of their respective Subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement.

          Section 6.5  Indemnification; Directors' and Officers' Insurance.

               (a) ALC agrees that from and after the Effective Time, ALC shall, and shall cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of HCI and its Subsidiaries, determined as of the Effective Time (the "Indemnified Parties"), against any
                                          -------------------
costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively "Costs") incurred in
                                                      -----
connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that HCI or such Subsidiary would have been required to indemnify under the Articles of Incorporation or Bylaws of HCI or such Subsidiary in effect on the date hereof to indemnify such person (and such party shall also advance expenses as incurred to the fullest extent permitted under applicable law; provided, that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification).

               (b)  An Indemnified Party wishing to claim indemnification under
Section 6.5(a) or (b) hereof upon learning of any such claim, action, suit, proceeding or investigations shall promptly notify the indemnifying party thereof, but the failure to so notify shall not relieve the indemnifying party of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), the indemnifying party shall have the right to assume the defense thereof and it shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if the indemnifying party elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between the indemnifying party and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and the indemnifying party shall pay all reasonable fees and expense of such counsel for the Indemnified Parties promptly as statements therefor are received. If such indemnity is not available with respect to any Indemnified Party, then the indemnifying party and the Indemnified Party shall contribute to the amount payable in such proportion as is appropriate to reflect relative faults and benefits.

               (c) The provisions of this Section 6.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

          Section 6.6 Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the merger, the proper officers and directors of each party of this Agreement and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by, and at the sole expense of, ALC; provided, further, that the vote or written consent of the Former HCI Stockholders that, immediately prior to the Effective Time, were holders of a majority of the outstanding shares of HCI Common Stock (including HCI Voting Common Stock and HCI Non-Voting Common Stock) shall be effective for any such further action required on the part of the Former HCI Stockholders and shall be effective and binding upon all Former HCI Stockholders.

          Section 6.7 Advise of Changes. HCI shall promptly advise ALC of any change or event which, individually or in the aggregate with other such changes or events, has a Material Adverse

Effect on HCI or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein.

          Section 6.8 Qualified Sites and Identified Sites. On or prior to Closing, HCI shall notify ALC of: (i) all parcels of land that HCI owns where assisted living facilities can be developed, and (ii) all Options to Purchase or Purchase Agreements to which HCI is a party with respect to such parcels of land where assisted living facilities can be developed. Such notice shall list all such parcels and shall identify up to 39 of such parcels as "Qualified Sites"
                                                             ---------------
for the purposes of this Agreement. Within 90 calendar days following the Effective Time (the "First 90-Day Period"), ALC shall notify the Former HCI
                     -------------------
Stockholders in writing of the Qualified Sites on which (or within 15 miles of which) ALC intends to develop an assisted living facility and may identify up to 10 Qualified Sites on which (or within 15 miles of which) it may have an intention to develop an assisted living facility (the "Possible Sites"). Within
                                                       --------------
90 calendar days following the First 90-Day Period (the "Second 90-Day Period"),
                                                         --------------------
ALC shall notify the Former HCI Stockholders in writing of the Possible Sites on which (or within 15 miles of which) ALC intends to develop an assisted living facility. Each Qualified Site on which (or within 15 miles of which) ALC indicates during the First 90-Day Period that an assisted living facility will be developed shall be considered an "Identified Site" for purposes of this
                                     ---------------
Agreement. In addition, each Possible Site on which (or within 15 miles of which) ALC indicates during the Second 90-Day Period that an assisted living facility will be developed shall be considered an "Identified Site" for purposes
                                                   ---------------
of this Agreement. For the two-year period following the Effective Time, ALC shall not develop, construct, obtain a certificate of occupancy with respect to, purchase and/or operate an assisted living facility that is at (or within 15 miles of) a Qualified Site, unless such Qualified Site is an Identified Site.

          Section 6.9 Formation of Newco. As soon as reasonably practicable following the execution of this Agreement, ALC shall cause Newco to be formed as a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with the corporate power and authority to effect the Merger.

          Section 6.10 No Solicitation of Alternate Transaction. HCI and its Subsidiaries will not, directly or indirectly, and will use its reasonable best efforts to cause its officers, directors and agents not to solicit, initiate or deliberately encourage submission of proposals or offers from any person relating to any acquisition or purchase of all or a material amount of the assets of, or any equity interest in, HCI or any merger, consolidation or business combination with HCI; provided, however, that consistent with its fiduciary obligations under applicable law as advised by counsel, HCI may participate in any discussions or negotiations regarding, and may furnish to any other person information with respect to, any of the foregoing. HCI shall promptly notify ALC if any such proposal or offer, or any inquiry or contact with any person with respect thereto, is made.

          Section 6.11 Bring-Down of Representation and Warranties. At the Effective Time, by the filing of the Articles of Merger with the Nevada Secretary, each of HCI and ALC shall be deemed to have affirmed in all material respects the representations and warranties that are not qualified as to materiality in Articles III and IV, respectively, as if made on such Closing Date (except to the extent such representations and warranties speak as of an earlier date) and shall be deemed to have affirmed the representations and warranties that are qualified as to materiality in Articles III and IV, respectively, as if made on such Closing Date (except to the extent such representations and warranties speak as of an earlier date); provided, however, HCI shall have the right to amend the HCI Disclosure Schedule, so long as such amended HCI Disclosure Schedule is not materially different from the HCI Disclosure Schedule provided to ALC on the date of this Agreement; it being understood that HCI shall, nonetheless, be permitted to amend Sections 3.15 of the HCI Disclosure Schedule, whether or not material, to provide for the addition of any Owned Real Property and/or Purchase Agreements (so long as such Owned Real Property is acquired and/or such Purchase Agreements are entered into, as the case may be, in accordance with the provisions of Section 5.2(a) hereof) and/or to provide for the addition of any Options to Purchase, in each case, with respect to parcels of land on which assisted living facilities can be developed (as contemplated by Section 6.8 hereof).

          Section 6.12 Guarantee of HCI Obligations. At the Effective Time, ALC shall guarantee the performance of all obligations of HCI owing to LTC Properties, Inc. ("LTC"), including without limitation, the obligations of HCI
                   ---
pursuant to the LTC Commitment (as defined in Section 7.1(e) hereof) and pursuant to the note to be issued to LTC in connection with the $2.50 per share distribution to HCI stockholders.


                                  ARTICLE VII

                             CONDITIONS PRECEDENT

          Section 7.1 Conditions to Each Party's Obligation To Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

               (a) Stockholder Approval. This Agreement, the Merger and the transactions contemplated hereby and thereby shall have been approved and adopted by the requisite affirmative votes or written consent of the holders of HCI Common Stock entitled to vote thereon.

               (b) Other Approvals. All material regulatory approvals required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated (all such approvals and the expiration of all such waiting periods being referred to herein as the "Requisite Regulatory Approvals") and no such approval shall contain any
 ------------------------------
conditions or restrictions which the Board of Directors of either ALC or HCI reasonably determines in good faith will have or reasonably be expected to have a Material Adverse Effect on ALC and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) taken as a whole.

               (c) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the
                                          ----------
consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal the consummation of the Merger.

                (d) Consents. All consents and waivers from third parties necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained, other than such consents and waivers from third parties which, if not obtained, would not result in a Material Adverse Effect on ALC and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) taken as a whole.

               (e) Commitment Between HCI and LTC. HCI and LTC shall have entered into a commitment (the "LTC Commitment"), subject to the approval of ALC
                                --------------
(which approval shall not
be unreasonably withheld), with respect to the financing by LTC of up to $50,000,000 in connection with HCI's development and construction of assisted living facilities.

          Section 7.2 Conditions to Obligations of ALC. The obligation of ALC to effect the Merger is also subject to the satisfaction or waiver by ALC at or prior to the Effective Time of the following conditions:

               (a) Representations and Warranties. The representations and warranties of HCI set forth in Article III hereof that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties speak as of an earlier date) and as of the Closing Date as though made on and as of the Closing Date; the representations and warranties of HCI set forth in Article III hereof that are qualified as to materiality shall be true and correct in all respects as if made on such date as of the date of this Agreement (except to the extent such representations and warranties speak as of an earlier date) and as of the Closing Date as though made on and as of the Closing Date.

               (b) Performance of Obligations of HCI. HCI shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

               (c) Licensing and Certification. The licenses and certifications of HCI and its Subsidiaries that are necessary for HCI and its Subsidiaries, as the case may be, to be Medicare and Medicaid providers or to provide home health or hospice services, shall not be subject to a notice of termination or suspension or be suspended or terminated and there shall be no notice of termination, issued pursuant to HCFA State Operations Manual
(S)3010(B), pending as against any assisted living facility operated by HCI.

               (d) Estoppel Certificate. LTC shall have executed and delivered a certificate to ALC confirming that: (i) LTC is aware of no defects by HCI on any of its obligations to LTC; (ii) all commitments made by LTC to HCI pursuant to the LTC Commitment shall remain in full force and effect after the consummation of the transactions contemplated by this Agreement; and (iii) the terms in the construction loans between HCI and LTC requiring a 30-day notice of prepayment shall be modified to a 10-day notice of prepayment; provided, however, that at the time of any such prepayment HCI shall confirm its obligation to effect sale and leaseback transactions of the properties subject to such construction loans in accordance with the terms of the LTC Commitment.

               (e) ALC/HCI License Agreement. HCI shall have paid ALC all license fees owed to ALC pursuant to the Agreement Regarding License to Use Proprietary Information and Materials entered into as of the 15th day of June, 1997 by and between HCI and ALC.

               (f) Closing Certificates. HCI shall provide any closing certificates, in a form reasonably acceptable to ALC, as ALC shall reasonably request to evidence satisfaction of the conditions set forth in Sections 7.1 and
7.2 hereof.

          Section 7.3 Conditions to Obligations of HCI. The obligation of HCI to effect the Merger is also subject to the satisfaction or waiver by HCI at or prior to the Effective Time of the following conditions:

               (a) Representations and Warranties. The representations and warranties of ALC set forth in Article III hereof that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties speak as of an earlier date) and as of the Closing Date as though made on and as of the Closing Date; the representations and warranties of set forth in Article III hereof that are qualified as to materiality shall be true and correct in all respects as if made on such date as of the date of this Agreement (except to the extent such representations and warranties speak as of an earlier date) and as of the Closing Date as though made on and as of the Closing Date.

               (b) Performance of Obligations of ALC. ALC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

               (c) Closing Certificates. ALC shall provide any closing certificates, in a form reasonably acceptable to HCI, as HCI shall reasonably request to evidence satisfaction of the conditions set forth in Sections 7.1 and
7.3 hereof.


                                 ARTICLE VIII

                           TERMINATION AND AMENDMENT

          Section 8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

               (a) by mutual consent of ALC and HCI in a written instrument, if the Board of Directors of each so determines;

               (b) by either the Board of Directors of ALC or the Board of Directors of HCI if a Governmental Entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

               (c) by either the Board of Directors of ALC or the Board of Directors of HCI if the Merger shall not have been consummated on or before December 31, 1997 (or, if at such date the Merger shall not have been consummated as a result of the failure of the condition set forth in Section 7.1(d) hereof to be satisfied, and such condition shall not have failed to have been satisfied by reason of the enactment or promulgation of any statute, rule or regulation which prohibits, restricts or makes illegal consummation of the Merger, the earlier of (i) the date on which such condition is satisfied and
(ii) December 31, 1997) unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

               (d) by either the Board of Directors of ALC or the Board of Directors of HCI (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if the other party shall have breached (i) any of the covenants or agreements made by such other party herein or (ii) any of the representations or warranties made by such other party herein, and in either case, such breach (x) is not cured within thirty days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing and (y) would entitle the non-breaching party not to consummate the transactions contemplated hereby under Article VII hereof; and

               (e) by either the Board of Directors of ALC or the Board of Directors of HCI if any approval of the stockholders of HCI contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment or postponement thereof.


          Section 8.2 Effect of Termination. In the event of termination of this Agreement by either ALC or HCI as provided in Section 8.1 hereof, this Agreement shall forthwith become void and have no effect, and none of ALC, HCI, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except (i) Sections 6.2(b), 8.2, and 9.3 hereof shall survive any termination of this Agreement, and
(ii) notwithstanding anything to the contrary contained in this Agreement, neither ALC nor HCI shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

          Section 8.3 Amendment. Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before approval of the matters presented in connection with the Merger by the stockholders of HCI. Subject to compliance with applicable law, this Agreement may be amended or compliance with the provisions hereof may be waived by the parties hereto at any time after approval of the matters presented in connection with the Merger by the stockholders of HCI, by action taken or authorized by their respective Board of Directors, and by vote or written consent of holders of a majority of the then outstanding shares of HCI Voting Common Stock (if such action is taken prior to the Effective Time) or by vote or written consent of Former HCI Stockholders that, immediately prior to the Effective Time, were holders of a majority of the outstanding shares of HCI Common Stock (including HCI Voting Common Stock and HCI Non-Voting Common Stock) (if such action is taken after the Effective Time). This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          Section 8.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                  ARTICLE IX

                              GENERAL PROVISIONS

          Section 9.1 Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at
                                                -------
10:00 a.m. on a date to be specified by the parties, which unless otherwise agreed by the parties shall be no later than two business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII hereof (the "Closing Date").
                                                 ------------

          Section 9.2 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein and therein which by their terms apply in whole or in part after the Effective Time.

          Section 9.3 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

          Section 9.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed driven if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)  if to ALC, Newco or the Surviving Corporation to:

                    Assisted Living Concepts, Inc.
                    9955 Southeast Washington
                    Suite 201
                    Portland, Oregon  97216
                    Telecopy:  (503) 252-6597
                    Attention:  Chief Financial Officer

                    with a copy to:

                    Bullivant Houser Bailey Pendergrass & Hoffman
                    300 Pioneer Tower
                    888 Southwest 5th Avenue
                    Portland, Oregon  97204
                    Telecopy:  (503) 295-0915
                    Attention:  Sandra Campbell, Esq.

               (b)  if to HCI, to:

                    Home and Community Care, Inc.
                    300 Esplanade Dive
                    Suite 1860
                    Oxnard, California  93030

                    Telecopy:  (805) 981-8655
                    Attention:  Andre Dimitriadis

                    with a copy to:

                    Latham & Watkins
                    633 West Fifth Street
                    Suite 4000
                    Los Angeles, California  90071
                    Telecopy:  (213) 891-8763
                    Attention:  Gary Olson, Esq.

          Section 9.5 Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Whenever the word "material" is used in this Agreement and the context in which it is used refers to any of the parties to this Agreement or any of their respective Subsidiaries, it shall be deemed to be followed by "to [HCI] [ALC] and its Subsidiaries, taken together as a whole," as applicable. No provision of this Agreement shall be construed to require HCI, ALC or any of their respective Subsidiaries or Affiliates to take any action which would violate or conflict with any applicable law (whether statutory or common), rule or regulation.

          Section 9.6 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          Section 9.7 Entire Agreement. This Agreement (together with the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written an oral, among the parties with respect to the subject matter hereof, the HCI Documents and ALC Documents.

          Section 9.8 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada, without regard to any applicable conflicts of law.

          Section 9.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          Section 9.10 Publicity. Except as otherwise required by applicable law or the rules of the ASE, neither ALC nor HCI shall, or shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

          Section 9.11 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party provided that ALC shall not be required to obtain any consent, after the Effective Time, in the event this Agreement or the rights, interests or obligations hereunder are assigned to, and the related obligations are assumed by, a wholly-owned subsidiary of ALC, as long as ALC shall, contemporaneous with such assignment and assumption, guarantee the payment of any obligations owed hereunder, including the Earnout Payments. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 6.5 hereof, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. After the Effective Time, a vote or the written consent of the holders of a majority of the then outstanding shares of HCI Common Stock (including HCI Voting Common Stock and HCI Non-Voting Common Stock) shall be required to permit the assignment of this Agreement and any of the rights, interests or obligations of the Former HCI Stockholders hereunder and such vote or written consent shall be effective and binding upon all Former HCI Stockholders.

          Section 9.12 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          IN WITNESS WHEREOF, ALC and HCI have caused this Agreement to be executed by their respective authorized signatories as of the date first above written.

                                       ASSISTED LIVING CONCEPTS, INC.


                                       By: /s/ Stephen Gordon
                                           _____________________________________
                                           Stephen Gordon
                                           Chief Financial Officer


                                       HOME AND COMMUNITY CARE, INC.


                                       By: _____________________________________
                                           Andre Dimitriadis
                                           Chairman of the Board

                                   EXHIBIT A

                               ARTICLES OF MERGER
                                       OF

                                   [ALC SUB],
                              A NEVADA CORPORATION

                                      INTO

                         HOME AND COMMUNITY CARE, INC.,
                              A NEVADA CORPORATION


          The undersigned, as the President and Secretary of Home and Community Care, Inc., a Nevada corporation (the "Surviving Constituent Entity"), and of [ALC SUB], a Nevada corporation (the "Merged Constituent Entity" and, together with the "Surviving Constituent Entity", the "Constituent Entities"), as and for the purpose of complying with the provisions of Nevada Revised Statutes ("NRS") 92A.005 et seq., and in order to effectuate the merger of the Merged Constituent Entity into the Surviving Constituent Entity (the "Merger"), hereby certify as follows:

          1. The jurisdiction of organization of each Constituent Entity is the State of Nevada.

          2. A plan of merger (the "Plan of Merger") has been adopted by the Board of Directors of each Constituent Entity. The Plan of Merger has been approved by the sole stockholder of the Merged Constituent Entity. Pursuant to NRS Chapter 92A and the Surviving Constituent Entity's Articles of Incorporation and Bylaws, the Plan of Merger was submitted to the holders of the Surviving Constituent Entity's issued and outstanding common stock entitled to vote ("Voting Stock"), a majority thereof (___ of ____ shares of Voting Stock) were required to approve and did approve the Plan of Merger, and such majority vote of the Voting Stock was sufficient for approval of the Plan of Merger by the stockholders of the Surviving Constituent Entity.

          3. [The Articles of Incorporation of the Surviving Constituent Entity have not been and will not be amended in connection with the Merger.] [The Articles of Incorporation of the Surviving Constituent Entity will be amended as of the effective date of the Merger in the following respects:
____________________________________________________________________________
____________________________________________________________________________.]

          4. A complete executed Plan of Merger is on file at the registered office of the Surviving Constituent Entity, currently: _____________________

____________________________________________________________________________.

          5. A copy of the Plan of Merger will be furnished by the Surviving Constituent Entity on request and without any cost to any stockholder of either Constituent Entity.

          6. The effective date of the Merger is [the date upon which these Articles of Merger are filed in the office of the Secretary of State of Nevada] [the ___ day of _________, 199__, which is not more than 90 days after these Articles of Merger shall have been filed in the office of the Secretary of State of Nevada].

     IN WITNESS WHEREOF, we have set forth our hands as of the ___ day of _____________, 199_.

                       Surviving Constituent Entity


                       HOME AND COMMUNITY CARE, INC., a Nevada corporation


                       _____________________________________



                       _____________________________________


                       Merged Constituent Entity

                       [ALC SUB], a Nevada corporation


                       _____________________________________
                       [___________], President


                       _____________________________________
                       [___________], Secretary

State of ____________________ )
                              ) ss.
County of __________________  )


          This instrument was acknowledged before me on ____________, 199__ by
[                            ], as                      of Home and Community
Care, Inc., a Nevada corporation.


                       _____________________________________
                       Notary Public



State of ____________________ )
                              ) ss.
County of __________________  )


          This instrument was acknowledged before me on _______________, 199__ by __________________ as President of ____________________ a Nevada corporation.

                       _____________________________________
                       Notary Public

                                   EXHIBIT B

                                  EXHIBIT "B"

                             EXCHANGE CERTIFICATE
                                      FOR
                 COMMON STOCK OF HOME AND COMMUNITY CARE, INC.


          I,           (name of shareholder)       , in accordance with that
             --------------------------------------
Agreement and Plan of Merger and Reorganization By and Between Assisted Living Concepts, Inc., a Nevada corporation, and Home and Community Care, Inc., a Nevada corporation, dated October 4, 1997, ("the Merger Agreement"), hereby certify that:

          1.  I am in receipt of a copy of the Merger Agreement.

          2.  I am the sole and absolute owner of   (no. of shares)   shares of
                                                  -------------------
common stock of Home and Community Care, Inc., ("HCI"), a Nevada corporation.

          3. These shares of stock are represented by certificate no(s). ____ issued by HCI and such certificate(s) is/are attached hereto and hereby surrendered in exchange for the Merger Consideration (as such term is defined at section 1.4(a) of the Merger Agreement) as contemplated by Article II of the Merger Agreement.

          4. I have the sole and exclusive right to sell and transfer these shares of stock.

          5. The shares of stock are fully paid and nonassessable and are not subject to any liens, mortgages or other encumbrances or claims of any kind or nature and are surrendered free and clear of any liens, mortgages, or encumbrances.

          6.  My current mailing address is :

                         ---------------------------------------------

                         ---------------------------------------------

                         ---------------------------------------------

          7. All payments, notices, and correspondence from Assisted Living Concepts, Inc. ("ALC"), in connection with the Merger Agreement, should be delivered at the address noted above, unless I notify ALC in writing of a new mailing address.

          8. I acknowledge and agree that, in accordance with the terms of the Merger Agreement, the vote or written consent of a majority of the Former HCI Shareholders (as such

PAGE 1 - COMMON STOCK EXCHANGE CERTIFICATE term is defined at section 2.3(a) of the Merger Agreement) shall be required before the terms of the Merger Agreement may be amended or before the Merger Agreement or any of the rights, interests or obligations of ALC under the Merger Agreement may be assigned, and, if such a majority of the Former HCI Shareholders so vote or consent, such vote or consent shall be binding on me or my assignee.

          9. I further acknowledge and agree that all notices and other communication to ALC shall be delivered to ALC at the following address, unless ALC notifies me in writing of a new mailing address, and that all such notices or communications must specifically identify the Merger Agreement:

                                 Chief Financial Officer
                                 Assisted Living Concepts, Inc.
                                 9955 S.E. Washington
                                 Suite 201
                                 Portland, Oregon 97216
                                 Attn:  Former HCI Shareholder Obligations

                                 with a copy to:

                                 Bullivant Houser Bailey Pendergrass & Hoffman 300 Pioneer Tower
                                 888 S.W. 5th Avenue
                                 Portland, Oregon 97204
                                 Attn:  Sandra Campbell, Esq.

          10. This certificate shall be binding upon any successor-in-interest, including my heirs, personal representatives, agents and assignees.

          DATED this _________ day of ____________________, 19___.

                                 By: ________________________________

                                 Name:      (Print)
                                       ------------------------------





PAGE 2 - COMMON STOCK EXCHANGE CERTIFICATE

                                   EXHIBIT C

                              DISCLOSURE SCHEDULE
                                       OF
                         HOME AND COMMUNITY CARE, INC.

                                October 4, 1997

          The following are schedules for and exceptions to the representations and warranties set forth in Article III of the Agreement and Plan of Merger and Reorganization (the "Agreement") by and between Assisted Living Concepts, Inc., a Nevada corporation ("ALC") and Home and Community Care, Inc. ("HCI"), providing for a newly formed, wholly-owned subsidiary of ALC incorporated in the state of Nevada to merge with and into HCI. Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule, unless the context indicates otherwise. Notwithstanding any materiality qualification in any representations and warranties in the Agreement, for administrative ease, certain items have been included herein which may not be considered by HCI to be material to the business, results of operations, or financial condition of HCI and its Subsidiaries, taken as a whole. The inclusion of any item herein shall not be deemed to be an admission by HCI that such item is material to the business, results of operations, or financial condition of HCI and its Subsidiaries, taken as a whole, nor shall it be deemed an admission of any obligation or liability to any third party. References to section headings and subsections have been included to indicate that such disclosures are directly applicable to such sections and subsections. Any disclosures set forth on any schedule or section herein is deemed to be set forth on all other schedules and sections.

                            HCI DISCLOSURE SCHEDULE

SECTION 3.6  FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES

1. In connection with a $2.50 per share distribution to HCI stockholders, HCI intends to issue a $5,000,000 note to LTC Properties, Inc., which note will bear interest at a market rate of interest and shall be due in full upon the earlier of (i) the closing date of a public offering of securities of ALC and (ii) December 31, 1997.

2. As of September 30, 1997, HCI had $296,000 in construction loans outstanding.

3. As of September 30, 1997, HCI's subsidiaries had $96,000 of capital lease obligations outstanding.

4.  See Section 3.13(a) of the HCI Disclosure Schedule.


SECTION 3.8  ABSENCE OF CERTAIN CHANGES OR EVENTS

1. Due to a health condition, Nancy Bannister, Pacesetter's President, no longer works "full time" at Pacesetter. Ms. Bannister is on a part-time schedule.

2. The general accounting office (GAO) reported to Congress in July, 1997, that federal regulators are failing to adequately police home-health agencies, resulting in extensive and expensive problems in Medicare's home-health program. In response to the GAO report, the federal government announced on September 15, 1997, that home health care providers will be targeted in a growing federal crackdown. The announced federal compliance program will institute a three-step process in an effort to prevent unscrupulous operators from becoming Medicare providers and significantly increase the level of scrutiny to which existing companies in the program are subjected. The first step in this program was to institute an immediate moratorium on the admission of new home health care agencies to Medicare. During the moratorium on new providers, Health Care Financing Administration ("HCFA") will develop strict new conditions of participation. HCFA also will double the number of audits of home-health agencies it performs each year and increase substantially the number of claims reviews.

    Under the new home health regulations to be proposed, HCFA will require periodic recertification of home-health agencies to determine if they meet the beefed-up conditions of participation. As part of the re-certification process, agencies will have to submit an independent audit of their records and practices. If the provider does not meet the strict new enrollment requirements, they will not be renewed as providers in Medicare. In addition, home health agencies will be required to post surety bonds of at least $50,000 before they can enroll or re-enroll in Medicare. A related rule will require new agencies to have enough funds on hand to operate for the first three to six months.

          The regulations to be proposed by HCFA may require HCI to restructure its operation of home health agencies to conform to the new Medicare conditions of participation ultimately adopted.

3.  See Section 3.13(a) of the HCI Disclosure Schedule.


SECTION 3.11(a)  EMPLOYEES

                      PACESETTER LIST OF EMPLOYEE BENEFITS

(1)  Health Insurance: Administered by Employers Health Insurance
                       Humana Network
                       Employee premium paid 100% by Pacesetter
                       Includes $15,000 life insurance for each employee paid
                        100% by Pacesetter

(2)  401(K) Plan:      Legal name - Pacesetter Home Health Care, Inc. 401(k)
                        Plan and Trust
                       Administered by Rogers and Associates located in Fort
                        Worth, TX
                       Administration costs paid 100% by Pacesetter
                       Employer contributions to plan are discretionary

(3)  Employment        Carole Eldridge - 2 year contract dated 1/1/96 - 12/31/97
     Agreements:       Nancy Bannister - 2 year contract dated 1/1/96 - 12/31/97

(4)  Paid Time Off:    Full-time employees accrue 22 paid days off per year at
                        the rate of 6.77 hours per pay period (26 periods)
                       Full-time hourly employees accrue paid days of at the
                        rate of 0.67 hours per 8 hours worked

                       PTO carried forward cannot exceed 240 hours


SECTION 3.11(b)

None.

                      SECTION 3.13(a) - CERTAIN CONTRACTS

                            HCI MATERIAL AGREEMENTS

                               SCHEDULE 3.13(a)
                               ---------------

           HOME AND COMMUNITY CARE, INC. (HCI) MATERIAL AGREEMENTS/1/
           ----------------------------------------------------------

1. Standard Form of Agreement Between Owner and Architect dated August 1, 1997 between HCI and Kirkwood Rodell Associates, PS.

2. Promissory Note dated May 19, 1997 between LTC Properties, Inc. (Maker) and LTC Ventures, Inc. (Payee) (predecessor in name to HCI).

3. Cross Receipt (in reference to Subscription Agreement dated March 27, 1997) dated May 19, 1997 delivered by LTC Properties, Inc. to LTC Ventures, Inc. (predecessor in name to HCI).

4. Cross Receipt (in reference to Subscription Agreement dated March 27, 1997) dated March 27, 1997 delivered by LTC Properties, Inc. to LTC Ventures, Inc. (predecessor in name to HCI).

5. Cross Receipt (in reference to Promissory Note dated May 19, 1997) dated May 19, 1997 delivered by LTC Ventures, Inc. (Payee) (predecessor in name to HCI) to LTC Properties, Inc. (Maker).

6. Development Services Agreement dated June 25, 1997 between LTC Ventures, Inc. (predecessor in name to HCI) and Walken-Tinsley Interests, Inc.

7. Assignment and Assumption of Contracts and Rights dated June 9, 1997 between LTC Development Company, Inc. and LTC Ventures, Inc. (predecessor in name to
   HCI).

8. Agreement Regarding License to Use Proprietary Information and Materials dated as of June 15, 1997 between HCI and Assisted Living Concepts, Inc.

9. Standard Form Agreement Between Owner and Contractor dated August 8, 1997 between HCI and R.D. Stewart, Inc.(Atlantic, Iowa).

10. Standard Form of Agreement between Owner and Contractor dated July 17, 1997 between HCI and R.D. Stewart, Inc. (Denison, Iowa).

11. Commitment Letter Re: Commitment for Construction Financing dated June 27, 1997 by LTC Properties, Inc. in favor of HCI, as amended and restated by Amended and Restated Commitment Letter dated as of _________, 1997 by LTC Properties, Inc. in favor of HCI.

   ----------------
/1/ The attached list represents all material agreements of which the representatives of the HCI shareholders ("Representatives") who have been negotiating the Merger Agreement on behalf of HCI are aware or have been informed as of this date.

12. Promissory Note in the original principal amount of $1,000,000 dated ______, 1997 by HCI (Maker) in favor of LTC Properties, Inc. (Payee).

13. Subscription Agreements dated as of March 27, 1997 between each Accredited Investor, on the one hand, and LTC Ventures, Inc. (predecessor in name to HCI), on the other hand.

14. Purchase and Sale Agreements, as amended (if applicable), executed by HCI, as purchaser, and respective sellers with respect to sites located in: Baton Rouge, LA; Bunkie, LA; Council Bluffs, IA; Milton, FL; Pensacola, FL; Brazil, IN; Greensburg, IN; LaPorte, IN; Lawrenceburg, IN; Mooresville, IN; Plainfield, IN; Princeton, IN; Middletown, OH.

15. Memoranda of Purchase and Sale Agreements executed by HCI, as purchaser, and respective sellers with respect to sites located in: Greensburg, IN; Lawrenceburg, IN; Princeton, IN; Baton Rouge, LA.

-----------------
2  One or more of these Option Agreements may have expired.
3 HCI shareholders have received conflicting reports as to the existence of a signed Purchase and Sale Agreement for a site in Baton Rouge, Louisiana, and cannot determine whether such an agreement has been executed.

                         PACESETTER MATERIAL AGREEMENTS

                                SCHEDULE 3.13(a)
                                ----------------

                         PACESETTER MATERIAL AGREEMENTS
                         ------------------------------

1. Contract to Provide Hospice Services under the Texas Medical Assistance Program dated October 1, 1996 between Texas Dept. of Human Services and Pacesetter Hospice, Inc. Amended November 1, 1996.

2. Service Agreement dated May 13, 1996 between Pacesetter Hospice, Inc. and Rhema Medical.

3. Agreement Between Pharmacy and Hospice dated June 9, 1997 between Super Value Pharmacy and Pacesetter Hospice, Inc.

4. Ambulance Service Agreement dated May 9, 1996 between Pacesetter Hospice, Inc. and Central Ambulance- A MedTrans Company.

5. Letter Confirmation of Agreement to Provide Ambulance Service dated May 15, 1996 between Rural/Metro Ambulance of Arlington and Pacesetter Hospice.

6. Nursing Home and Health Agency Authorization Form for Profiles dated June 7, 1996 between SmithKline Beecham Clinical Laboratories and Pacesetter Hospice, Inc.

7. Kroger Pharmacy Plan Participation Agreement dated June 15, 1996 between The Kroger Co. - Dallas Division and Pacesetter Hospice.

8. Agreement Between Pharmacy and Hospice dated September 25, 1996 between Total Health Care Pharmacy and Pacesetter Hospice, Inc.

9. Agreement Between Pharmacy and Hospice dated October 14, 1996 between Justin Pharmacy and Pacesetter Hospice, Inc.

10. Pharmacy Services Agreement dated June 15, 1996 between Pacesetter Hospice and Eckerd Corporation.

11. Agreement Between Pharmacy and Hospice dated May 15, 1997 between American Pharmaceutical and Pacesetter Hospice, Inc.

12. Agreement Between Pharmacy and Hospice dated September 25, 1996 between Tam Pharmacy and Pacesetter Hospice, Inc.

13. Agreement Between Inpatient Care Facility and Hospice dated June 11, 1997 between People's Nursing Center and Pacesetter Hospice, Inc.

14. Agreement Between Nursing Home and Pacesetter Hospice dated June 11, 1997 between People's Nursing Center and Pacesetter Hospice, Inc.

15. Agreement Between Nursing Home and Hospice dated April 4, 1997 between Weatherford Health Care and Pacesetter Hospice.

16. Agreement Between Hospice and Hospice Medical Director dated April 1, 1997 between Pacesetter Hospice, Inc. and Herman Rose, M.D.

17. Contractual Agreement dated August 5, 1996 between Pacesetter Home Health Care, Inc. and Kineticare Rehab Services.

18. Contractual Agreement dated November 12, 1996 between Pacesetter Home Health Care, Inc. and Home Health Physical Therapy Services Limited.

19. Contractual Agreement dated April 23, 1997 between Pacesetter Home Health Care, Inc. and Healthtech.

20. Contract Under Arrangement for Home Rehabilitation Services dated August 1, 1997 between Focus on Rehab and Pacesetter Home Health.

21. Contracted Services Agreement dated June 16, 1997 between C.C.L. Physical Therapy, P.C. and Pacesetters.

22. Clinical Laboratory Service Agreement dated September 4, 1996 between BAN Laboratories and Pacesetter Home Health, Inc.

23. Extended Care Provider Contract dated August 1, 1996 between Blue Cross and Blue Shield of Texas, Inc. (BCBSTX) and Pacesetter Home Health Care Inc.

24. Pacesetter Nutritional Services Agreement dated October 29, 1996 between Susan Maier, R.D. and Pacesetter Hospice, Inc.

25. Home Health Services Agreement dated April 8, 1996 between Premier Health Staff Inc. and Pacesetter Hospice, Inc.

26. Supplemental Staffing Agreement dated February 20, 1997 between Pacesetter Hospice Home Health and Nurses PRN of Dallas, Inc.

27. Agreement Between Outpatient Facility and Pacesetter Hospice dated October 14, 1996 between M.D. Anderson and Pacesetter Hospice, Inc.

28. Contractual Agreement dated April 17, 1996 between Sharon Hutchison, LMSW and Pacesetter Home Health Care, Inc.

29. Pacesetter Nutritional Services Agreement dated January 29, 1997 between Erin Shanafelt, R.D. and Pacesetter Home Health Care, Inc.

30. Pacesetter Nutritional Services Agreement dated January 6, 1997 between Jean Wisner, R.D. and Pacesetter Home Health Care, Inc.

31. Contractual Agreement dated October 9, 1996 between Super Value Pharmacy and Pacesetter Home Health Care, Inc.

32. Supplemental Staffing Agreement--Home Care dated March 26, 1997 between Pacesetter Home Health and Maxim Healthcare Services, Inc.

33. Contractual Agreement dated February 7, 1997 between Lifeline Home Health Care and Pacesetter Home Health Care, Inc.

34. Personnel Service Agreement dated May 21, 1997 between New Era Health Care, Inc. and Pacesetter Home Health Care, Inc.

35. Contractual Agreement dated March 26, 1997 between Jeanette Ghesquiere, R.N., E.T. and Pacesetter Home Health Care, Inc.

36. Agreement for Disposal of Hazardous Waste dated April 7, 1997 between Pacesetter Home Health Care, Inc. and MacKenzie House Assisted Living Facility (owned by ALC).

37. Nutritional Services Agreement dated May 10, 1996 between Gina Drillette, R.D. and Pacesetter Hospice, Inc.

38. Contractual Agreement dated December 6, 1996 between Pacesetter Home Health Care, Inc. and Fox Physical Therapy & Rehabilitation/Eric Fox, Physical Therapist.

39. Therapy Services Contract dated August 1, 1997 between Allied Rehabilitation Services, Inc. and Pacesetter Home Health.

40. Contractual Agreement dated December 10, 1996 between Shannon Moltz, Occupational Therapist and Pacesetter Home Health Care, Inc.

41. Contractual Agreement dated July 23, 1996 between Pacesetter Home Health Care, Inc. and Concepts for Health Care, Inc., as amended December 9, 1996.

42. Home Health Services Agreement dated February 9, 1996 between Pacesetter Home Health Care, Inc. and Premier Health Staff, Inc.

43. Contractual Agreement dated December 11, 1996 between Pacesetter Home Health Care, Inc. and The Well Mill.

44. Pre-Independent Contract Speech Therapy Services dated August 16, 1996 between Bowie Speech and Hearing, Inc. and Pacesetter Home Health.

45. Interpreting Service Contract dated January 24, 1997 between Goodrich Center for the Deaf and Pacesetter Home Health Care, Inc.

46. Therapy Online, Inc. Services Agreement dated June 23, 1997 between Therapy Online, Inc. and Pacesetter Home Health

47. Independent Contractor Agreement dated June 13, 1997 between Pacesetter Home Health Care, Inc. and Superior Therapy and Rehabilitation.

48. Physical Therapy Service Agreement dated June 12, 1997 between SSJ Enterprises, Inc. and Pacesetter Home Health Care, Inc.

49. Contractual Agreement dated December 1, 1996 between Kimberly Stowell, LMSW and Pacesetter Home Health Care, Inc.

50. Contractual Agreement dated December 10, 1996 between Pacesetter Home Health Care, Inc. and West Texas Rehabilitation Center.

51. Contractual Agreement dated July 29, 1996 between Marshall Physical Therapy, Inc. and Pacesetter Home Health Care, Inc.

52. Management Agreement between Pacesetter Hospice, Inc. and Hospicare, Inc. (an affiliate of Delta Health Group, Inc.) and Hospice Non-Competition Agreement among Pacesetter Hospice, Inc., Hospicare, Inc. and Delta Health Group, Inc.

53. Management Agreement between Pacesetter Hospice, Inc. and Willow Way, Inc. (an affiliate of Retirement Care Associates, Inc.) and Hospice Non-Competition Agreement among Pacesetter Hospice, Inc., Willow Way, Inc. and Retirement Care Associates, Inc.

54. Medicare Agreement for Pacesetter Home Health Care, Inc. effective April 30, 1996 (referenced in letter from Dept. of Health & Human Services, but not enclosed).

55. Medicare Agreement for Pacesetter Hospice, Inc. effective July 9, 1996 (referenced in letter from Dept. of Health and Human Services, but not enclosed).

56. Employment Agreement dated July 17, 1996 between Pacesetter Home Care Group, Inc. and Nancy Bannister.

57. Employment Agreement dated July 17, 1996 between Pacesetter Home Care Group, Inc. and Carole Eldridge.

58. Health Insurance Benefit Agreement dated July 29, 1997 between the Secretary of Health and Human Services and Pacesetter Home Health Care, Inc.(Marshall, Texas location).

59. Health Insurance Benefit Agreement dated July 29, 1997 between the Secretary of Health and Human Services and Pacesetter Home Health Care, Inc.(Marshall, Texas location).

60. Health Insurance Benefit Agreement dated July 9, 1996 between the Secretary of Health and Human Services and Pacesetter Hospice, Inc. (Fort Worth, Texas location).

61. Pacesetter Home Care Schedule of Leases thru September 30, 1997 (specific schedule attached).

62. Lease Agreement dated October 1, 1996 between ALC and Pacesetter Home Health Care, Inc. demising the premises as described in Exhibit "A".

PACESETTER HOME CARE
SCHEDULE OF LEASES
THRU SEPTEMBER 30, 1997

                           COMMENCEMENT   TERMINATION    LEASE     MONTHLY
      LESSOR                   DATE          DATE        TERM       AMOUNT
XEROX (COPIER LEASE)           7/1/96      6/30/99      3 YEARS     406.66

AMERICAN BUSINESS CREDIT       8/22/96    11/21/99     39 MONTHS    103.55
  CORP (COPIER LEASE)

INTER-TEL LEASING, INC.        5/15/96     5/14/99      3 YEARS     134.39
  (PHONE SYSTEM)

COMPTON LEASING                5/28/96     5/30/99      3 YEARS   1,007.14
  (COMPUTER EQUIPMENT)

COMPTON LEASING                6/7/96      5/30/99      3 YEARS     279.75
  (COMPUTER EQUIPMENT)

COMPTON LEASING                8/20/96     8/27/99      3 YEARS     275.25
  (COMPUTER EQUIPMENT)

COMPTON LEASING                11/4/96     10/27/99     3 YEARS     256.41
  (COMPUTER EQUIPMENT)

COMPTON LEASING                5/28/97     5/27/00      3 YEARS     741.44
  (COMPUTER EQUIPMENT)

SUMMIT LEASING                 5/10/96     5/9/98       2 YEARS   2,109.65
  (HANDHELD COMPUTERS
   & PTCT SOFTWARE)

SUMMIT LEASING                 8/1/96      5/31/98     22 MONTHS    678.30
  (HANDHELD COMPUTERS
   & PTCT SOFTWARE)

CUSTOM DATABASE SYSTEMS        9/3/97                  MONTH-TO-  1,868.60
  (BILLING SOFTWARE)                                    MONTH

CHESTERFIELD FINANCIAL         5/6/97      5/5/00       3 YEARS     627.39
  (PHONE SYSTEM)

GREAT AMERICA LEASING          5/16/97     5/15/00      3 YEARS     140.22
  (COPIER)

SHARP ELECTRONIC               6/18/97     9/17/00     39 MONTHS    322.00
  (FAX & COPIER)

HORIZON FINANCIAL              9/23/97     9/22/00      3 YEARS     359.81
  (COMPUTER EQUIPMENT)

                                   EXHIBIT A


1.   Amarillo       6800 Plum Creek Dr. Amarillo, Texas 79124

2.   Longview       2104 Alpine Rd. Longview, Texas 75601

3.   Henderson      1905 Old Nacogdoches Rd. Henderson, Texas 75652

4.   Plainview      3404 S.W. 5th Plainview, Texas 79072

5.   Mesquite       3700 Oates Dr. Mesquite, Texas 75150

6.   Athens         213  Cayuga Dr. Athens, Texas 75751

7.   Rowlett        5701 Dexham Rd. Rowlett, Texas 75088

8.   Port Arthur    8214 Anchor Dr. Port Arthur, Texas 77642

9.   Lufkin         406 Gobblers Knob, Lufkin, Texas 75901

10.  Lubbock        8609 Boston Ave. Lubbock, Texas 79423

11.  McKinney       101 W. Wilson Creek Pkwy. McKinney, Texas 75069

12.  Marshall       2907 Victory, Marshall, Texas 75670

                  HCI SHAREHOLDER NOTES AND RELATED DOCUMENTS

                         HOME AND COMMUNITY CARE, INC.

                          SHAREHOLDER PROMISSORY NOTES
                             AND RELATED DOCUMENTS


The following original documents executed by the shareholders listed below are being held by Home and Community Care, Inc. ("HCI"), formerly known as LTC Ventures, Inc. ("Ventures"), in a safe at its principal place of business in Oxnard, California:

ACCREDITED INVESTORS:

1.  Andre C. Dimitriadis:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $1,250,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;
     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

2.  William McBride III:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $1,250,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;
     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

3.  James J. Pieczynski:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $625,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;
     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

4.  Michael DeShane:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $500,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;

     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

5.  Pamela J. Privett:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $250,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;
     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

6.  Christopher T. Ishikawa:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $250,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;
     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

7.  Charles Samuel Allmond:
     a. Promissory Note dated March 27, 1997 in the original principal amount of $250,000.00;
     b.  Stock Pledge and Security Agreement dated March 27, 1997;
     c. Stock Assignment Separate from Certificate dated March 27, 1997 for Ventures stock certificate; and
     d. Stock Assignment Separate from Certificate dated June 30, 1997 for HCI stock certificate.

UNACCREDITED INVESTORS:

1.  Evelyn Yalung:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $250,000.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

2.  Alex J. Chavez:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $62,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

3.  Paul B. Parker:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $62,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

4.  John Stephen Gordon:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $25,000.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

5.  Connie J. Baldwin:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $25,000.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

6.  Rhonda S. Marsh:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $18,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

7.  Keith J. Andrade:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $18,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

8.  Gloria J. Haile:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $16,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

9.  Ron W. Kerr:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $15,000.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

10.  Sandra Campbell:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $12,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

11.  Karen Colangelo:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $12,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

12.  Mauro Hernandez:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $12,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

13.  Jonathan S. Emerson:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $12,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

14.  Victoria Kontur:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $10,000.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

15.  Raad K. Shawaf:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $8,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

16.  Robert L. Gold:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $8,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

17.  John Costello:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $8,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 28, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

18.  Donald B. Maloy:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $8,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 28, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

19.  Glen E. Christensen:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $8,750.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

20.  Robert C. Jenkens:
     a. Promissory Note dated July 28, 1997 in the original principal amount of $3,125.00;
     b.  Stock Pledge and Security Agreement dated July 28, 1997;
     c. Stock Assignment Separate from Certificate dated July 28, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

21.  Janet Sehon:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $3,125.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

22.  Thelma Diane Schander:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $2,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

23.  Anne D. Barron:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $2,500.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

24.  Deborah A. Leach:
     a. Promissory Note dated July 29, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 29, 1997;
     c. Stock Assignment Separate from Certificate dated July 29, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

25.  Lora Van Nortwick:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

26.  Elizabeth K. Perkins:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

27.  Stacey J. Baker:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

28.  Rebekah S. Grantham:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

29.  Paula Hedrick:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

30.  Kathleen Naber-Jordan:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

31.  Diana Breaux:
     a. Promissory Note dated July 31, 1997 in the original principal amount of $1,250.00;
     b.  Stock Pledge and Security Agreement dated July 31, 1997;
     c. Stock Assignment Separate from Certificate dated July 31, 1997 for HCI stock certificate; and
     d. Supplemental Consultant and Advisor Stock Purchase Program Investment Agreement dated July 31, 1997.

                  LIST OF BASIC LOAN DOCUMENTS FOR DENISON, IA

                               SCHEDULE 3.13(a)

                         LIST OF BASIC LOAN DOCUMENTS
                                (Denison, Iowa)


1.  Construction Loan Agreement dated July 10, 1997, by and between Home and
    ---------------------------
    Community Care, Inc. (f/k/a LTC Ventures, Inc.), a Nevada corporation, as Borrower ("HCC") and LTC Properties, Inc., a Maryland corporation, as "Lender" ("LTC").

2.  Promissory Note dated July 10, 1997, by HCC in favor of LTC, in the
    ---------------
    principal sum of $2,200,000.00.

3.  Mortgage dated July 10, 1997, by HCC for the benefit of LTC. We have any
    --------
    recording information, as we have not yet received a copy of the recorded Mortgage.

4.  Security Agreement dated July 10, 1997, by HCC in favor of LTC.
    ------------------

5.  UCC-1 Financing Statements (State and County)
    ---------------------------------------------
    (we have not yet received copies of the filed UCC-1's)

6.  Environmental Indemnity Agreement dated July 10, 1997, by HCC for the
    ---------------------------------
    benefit of LTC.

7.  Certificate of Borrower dated July 10, 1997, by HCC.
    -----------------------

8.  Assignment of Permits and Licenses dated July 10, 1997 by HCC for the
    ----------------------------------
    benefit of LTC.

9.  Assignment of Construction Contract (and Consent of Contractor) dated
    ---------------------------------------------------------------
    July 10, 1997, by HCC in favor of LTC; consented to by R. D. Stewart, Inc. (Contractor).

10. Assignment of Architect's Agreement (and Consent of Architect) dated
    --------------------------------------------------------------
    July 10, 1997 by HCC in favor of LTC; consented to by Kirkwood Rodell Associates, PS (Architect).

11. Opinion Letter dated July 10, 1997 from Belin Lamson McCormick Zumbach Flynn
    --------------
    (executed by Jeremy C. Sharpe) to LTC.

12. Opinion Letter dated July 22, 1997 from C. Michelle Marlo (Attorney).
    --------------

                 LIST OF BASIC LOAN DOCUMENTS FOR ATLANTIC, IA

                               SCHEDULE 3.13 (a)

                          LIST OF BASIC LOAN DOCUMENTS
                                [Atlantic, Iowa]


1.  CONSTRUCTION LOAN AGREEMENT dated July 10, 1997, by and between Home and
    ---------------------------
    Community Care, Inc. (f/k/a/ LTC Ventures, Inc.), a Nevada corporation, as Borrower ("HCC") and LTC Properties, Inc., a Maryland corporation, as "Lender" ("LTC").

2.  PROMISSORY NOTE dated July 10, 1997, by HCC in favor of LTC, in the
    ---------------
    principal sum of $2,200,000.00.

3.  MORTGAGE dated July 10, 1997, by HCC for the benefit of LTC.  We have any
    --------
    recording information, as we have not yet received a copy of the recorded Mortgage.

4.  SECURITY AGREEMENT dated July 10, 1997, by HCC in favor of LTC.
    ------------------

5.  UCC-1 FINANCING STATEMENTS (STATE AND COUNTY)
    ---------------------------------------------
    [we have not yet received copies of the filed UCC-1's]

6.  ENVIRONMENTAL INDEMNITY AGREEMENT dated July 10, 1997, by HCC for the
    ---------------------------------
    benefit of LTC.

7.  CERTIFICATE OF BORROWER dated July 10, 1997, by HCC.
    -----------------------

8.  ASSIGNMENT OF PERMITS AND LICENSES dated July 10, 1997, by HCC for the
    ----------------------------------
    benefit of LTC.

9.  ASSIGNMENT OF CONSTRUCTION CONTRACT (AND CONSENT OF CONTRACTOR) dated July
    ---------------------------------------------------------------
    10, 1997, by HCC in favor of LTC; consented to by R. D. Stewart, Inc. (Contractor).

10. ASSIGNMENT OF ARCHITECT'S AGREEMENT (AND CONSENT OF ARCHITECT) dated July
    --------------------------------------------------------------
    10, 1997, by HCC in favor of LTC; consented to by Kirkwood Rodell Associates, PS (Architect).

11. a.  OPINION LETTER dated July 10, 1997, from Belin Lamson McCormick
        --------------
        Zumbach Flynn (executed by Jeremy C. Sharpe) to LTC.

12. b.  OPINION LETTER dated July 22, 1997, from C. Michelle Marlo, Esq. To
        --------------
        LTC.

                     SECTION 3.14   ENVIRONMENTAL LIABILITY

                     LIST OF PHASE 1 ENVIRONMENTAL REPORTS
            PREPARED BY C-K ASSOCIATES FOR HCI DEVELOPMENT PROJECTS

                           SECTION 3.15   PROPERTIES

                  OWNED PROPERTIES AND PROPERTIES UNDER OPTION
                        OR PURCHASE AND SALE AGREEMENTS

                                 SCHEDULE 3.15
                OWNED PROPERTIES AND PROPERTIES UNDER OPTION OR
                          PURCHASE AND SALE AGREEMENT


                                 as of 10/3/97

    -----------------------------------------------------------------------------------------------
              CITY            STATE    UNITS                    STATUS
    -----------------------------------------------------------------------------------------------
  1 Atlantic                 IA            30 CLOSED
    -----------------------------------------------------------------------------------------------
  2 Carroll                  IA            35 CLOSED
    -----------------------------------------------------------------------------------------------
  3 Denison                  IA            35 CLOSED
    -----------------------------------------------------------------------------------------------
  4 Houma                    LA            48 CLOSED
    -----------------------------------------------------------------------------------------------
  5 Baton Rouge              LA            39 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
  6 Bunkie                   LA            39 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
  7 Clarinda                 IA            35 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
  8 Council Bluffs           IA            48 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
  9 Milton                   FL            39 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
 10 NW Pensacola             FL            39 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
 11 Brazil                   IN            39 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
 12 LaPorte                  IN            39 Purch. Agmt. Executed, In Escrow
    -----------------------------------------------------------------------------------------------
 13 Lawrenceburg             IN            39 Option Signed
    -----------------------------------------------------------------------------------------------
 14 Martinsville/Mooresville IN            39 Option Signed
    -----------------------------------------------------------------------------------------------
 15 Plainfield               IN            39 Option Signed
    -----------------------------------------------------------------------------------------------
 16 Terre Haute              IN            39 Option Signed
    -----------------------------------------------------------------------------------------------
 17 Mansfield                OH            39 Option Signed
    -----------------------------------------------------------------------------------------------
 18 Middletown               OH            39 Option Signed, Purch. Agmt. out for sig.
    -----------------------------------------------------------------------------------------------
 19 Xenia                    OH            39 Option Signed, Purch. Agmt. out for sig.
    -----------------------------------------------------------------------------------------------
 20 Wooster                  OH            39 Option Signed
    -----------------------------------------------------------------------------------------------